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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-122028 and 333-122025) of Novelis Inc. of our report dated March 24, 2005 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.




/s/ PricewaterhouseCoopers LLP

Montreal, Quebec, Canada
March 30, 2005